UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2022

Prosper Funding LLC	Prosper Marketplace, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

45-4526070	73-1733867
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)

Delaware

(State or other jurisdiction of incorporation or organization)

6199

(Primary Standard Industrial Classification Code Number)

221 Main Street, 3rd Floor

San Francisco, CA 94105

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (415) 593-5400

Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 – Entry into a Material Definitive Agreement.

On October 5, 2022, Prosper Funding LLC (“Prosper Funding”) and WebBank, an FDIC-insured, Utah-chartered industrial bank (“WebBank”), entered into a Sixth Amendment (the “Amendment”) to the Asset Sale Agreement, dated July 1, 2016, between Prosper Funding and WebBank.

The Amendment amends a process for identifying certain consumer loans (“Select Loans”) that are not initially offered for sale by WebBank to Prosper Funding unless Prosper Funding so elects and WebBank agrees to sell such Select Loans, in which case WebBank is obligated to pay Prosper Funding a monthly success fee with respect to the purchased Select Loans. The Amendment makes the following updates with respect to Select Loans: (i) provides that, in certain circumstances, Prosper Funding may be required to pay WebBank an additional fee with respect to the Select Loans; (ii) sets forth amendments to certain defined terms and adds additional defined terms, including an update to the “Select Loan Maximum” definition; (iii) adds an agreement that Prosper Funding purchase certain Select Loans within a specified period and provides WebBank with related rights and remedies if the foregoing does not occur and (iv) revises the time period in which WebBank or Prosper Funding may terminate the designation of additional Select Loans.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Sixth Amendment to Asset Sale Agreement, dated October 5, 2022, between Prosper Funding LLC and WebBank.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain confidential information contained in this exhibit, market by brackets, has been omitted because the information (i) is not material and (ii) would be competitively harmful if disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: October 11, 2022	By:	/s/ Edward R. Buell III
Edward R. Buell III
General Counsel and Secretary

Prosper Funding LLC

Date: October 11, 2022	By:	/s/ Edward R. Buell III
Edward R. Buell III
Secretary